                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

           The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ James B. Miller, Jr.
                            ---------------------------------------------------
                            JAMES B. MILLER, JR.

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

           The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Larry D. Peterson
                            ---------------------------------------------------
                            LARRY D. PETERSON

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

            The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ David R. Bockel
                            ---------------------------------------------------
                            DAVID R. BOCKEL

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

           The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Dr. Edward G. Bowen
                            ---------------------------------------------------
                            DR. EDWARD G. BOWEN

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

           The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ W. Clyde Shepherd, Jr.
                            ---------------------------------------------------
                            W. CLYDE SHEPHERD, JR.

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

              The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Gordon M. Sherman
                            ---------------------------------------------------
                            GORDON M. SHERMAN

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

              The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ R. Phillip Shinall, III
                            ---------------------------------------------------
                            R. PHILLIP SHINALL, III

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

                 The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Rankin Smith, Jr.
                            ---------------------------------------------------
                            RANKIN SMITH, JR.

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

              The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Felker W. Ward, Jr.
                            ---------------------------------------------------
                            FELKER W. WARD, JR.

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

               The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ M. Howard Griffith, Jr.
                            ---------------------------------------------------
                            M. HOWARD GRIFFITH, JR.

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

               The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Kevin S. King
                            ---------------------------------------------------
                            KEVIN S. KING

                                                                     EXHIBIT 24


                         FIDELITY NATIONAL CORPORATION

                               POWER OF ATTORNEY

              The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1999, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

              IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2000.



                            /s/ Robert J. Rutland
                            ---------------------------------------------------
                            ROBERT J. RUTLAND